Prospectus Supplement	245801 6/07
dated June 30, 2007

PUTNAM INCOME FUND
prospectus dated February 28, 2007

The section “Who manages the fund?” is supplemented to reflect that the members of the Core Fixed-Income Team primarily responsible for the day-to-day management of the fund’s portfolio are now Rob Bloemker (Portfolio Leader), Kevin Cronin (Portfolio Member), Kevin Murphy (Portfolio Member), Michael Salm (Portfolio Member) and Raman Srivastava (Portfolio Member).

Positions held by Messrs. Bloemker, Cronin, Murphy and Srivastava over the past five years and their fund holdings are set forth in the prospectus.

Mr. Salm joined the fund in 2007. Since 1997, he has been employed by Putnam Management, currently as Team Leader of Liquid Markets. He was previously a Mortgage Specialist. He owned no shares of Putnam Income Fund as of April 30, 2007. Mr. Salm owned shares in all the Putnam funds valued at between $100,001 and $500,000.